SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

December 23, 2008

CSMG TECHNOLOGIES, INC.
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(Exact Name of Registrant as Specified in Charter)

Texas	0-27359	74-2653437
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

1005 North Tower, 500 North Shoreline Drive
Corpus Christi, TX 78471
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(Address of principal executive offices) (Zip Code)

361-884-6118
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2009 Esmeralda Robbins, the spouse of Donald S. Robbins, Chairman, President and CEO of the Registrant, resigned as a director of the Registrant for health reasons.

Item 8.01.  Other Events.

On December 23, 2008 in the case styled Banco Panamericano v. Consortium Service Management Group. Inc., Case No. 07-C 15, in the Northern District of Illinois District Court, the Court entered a judgment in favor of Banco Panamericano and against the Registrant in the amount of $726,491.91, consisting of principal in the amount of $216,897.26, plus contract interest, default interest and late fees.  The Registrant is reviewing all alternatives available to it in light of this judgment, including entering into settlement negotiations with Banco Panamericano and appealing the judgment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSMG Technologies, Inc.

Date: January 9, 2009	By:	/s/ Donald S. Robbins
Donald S. Robbins
President and Chief Executive Officer